April 30, 1998

                                 P H O E N I X







                                                  ANNUAL REPORT

                                                     o PHOENIX CALIFORNIA TAX
                                                       EXEMPT BONDS, INC.








[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS

         Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

Chairman's Message

Dear Phoenix Funds Shareholder:

     I'm pleased to make you aware that we recently changed our corporate name to Phoenix Investment Partners, Ltd. We feel this new name better fits the growing investment management firm we have been building and reflects our commitment to partnership and excellence in serving the financial needs of investors like you.

     Over the past year, we have added several of the industry's most experienced and talented money managers to our team to provide you with a wider variety of quality investment products. Phoenix Investment Partners offers you access to the distinct investment styles of independent money managers across the U.S. and around the world:

     Aberdeen Fund Managers, Inc.
     Duff & Phelps Investment Management Co.
     Phoenix Investment Counsel, Inc.
     Roger Engemann & Associates, Inc.
     Seneca Capital Management LLC
     Classic Value group, led by Chris Bertelsen
     Quantitative Value group, led by Steve Colton and Dong Hao Zhang

     As always, we are committed to providing you with sound investments and outstanding service--now with even more choices, including value-style mutual funds. To learn more about our new partners and their distinctive investment styles, contact your financial advisor or call a marketing specialist at 1-800-243-4361.


                                  Sincerely,

                                  /s/ Philip R. McLoughlin

                                  Philip R. McLoughlin
                                  President, Phoenix Funds

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

INVESTOR PROFILE

     Phoenix California Tax Exempt Bonds Fund is designed for California residents seeking to minimize federal and California state income taxes. Income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable. The Fund's focus is on issues that emphasize high quality and yield.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended April 30, 1998, Phoenix California Tax Exempt Bonds Fund Class A shares returned 8.84% and the Class B shares returned 8.10% compared with 9.43% for the Lehman Brothers California Municipal Bond Index.* The Lehman Brothers Municipal Bond Index returned 9.30% for the twelve months ended April 30, 1998.** All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The credit outlook for California remains positive as its economy and labor market continue to experience healthy growth. Personal income levels, which had experienced growth levels below the national average during the early 1990's, have rebounded to levels that have surpassed the national average for each of the past three years. However, as the state and its cities and counties move forward, issues such as property tax limitations and education demands on the budget will present fiscal challenges.

     After starting the reporting period at a yield of approximately 5.75%, long municipal yields declined by 40 basis points over the next 12 months as inflation remained subdued despite a strong U.S. economy as well as a tight U.S. labor market. The Fund's emphasis on noncallable bonds and lower coupon, call-protected issues contributed positively to performance during this declining interest rate environment. However, performance was limited by the Fund's overweighting in "AAA"-rated issues, which represented 70% of the portfolio on average during the year. These higher quality bonds underperformed lower quality "A" rated bonds during the past 12 months as yield spreads between these credit ratings tightened.


OUTLOOK

     Credit quality yield spreads are close to all-time historic narrow levels, indicating that investors are not being fairly compensated for the risks inherent in lower-rated bonds. Our current strategy is to continue to emphasize higher quality "essential service" bonds, such as water and sewer issues, since these credits generally provide the highest levels of credit protection.

     *The Lehman Brothers California Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade, California tax-exempt municipal bond total return performance. The Index is not available for direct investment.

     **The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment grade, tax-exempt municipal bond total return performance. The Index is not available for direct investment.

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------


[Tabular Representation of Line Chart]



                              Lehman Brothers           California Tax Exempt
                            Municipal Bond Index*          Bonds--Class A
                            ---------------------       ---------------------
4/30/88                            10000                        9525
4/30/89                            10890                       10613
4/30/90                            11676                       11255
4/30/91                            13017                       12516
4/30/92                            14255                       13602
4/30/93                            16059                       15013
4/30/94                            16405                       15283
4/30/95                            17496                       16252
4/30/96                            18887                       17377
4/30/97                            20143                       18343
4/30/98                           $22018                      $19964






     Average Annual Total Returns
     for Periods Ending 4/30/98



                                                                                      From Inception
                                                                                        7/26/94 to
                                                 1 Year      5 Years     10 Years        4/30/98
----------------------------------------------------------------------------------------------------
     Class A with 4.75% sales charge               3.70%       4.84%        7.16%           --
----------------------------------------------------------------------------------------------------
     Class A at net asset value                    8.84%       5.87%        7.68%           --
----------------------------------------------------------------------------------------------------
     Class B with CDSC                             4.10%         --           --          5.69%
----------------------------------------------------------------------------------------------------
     Class B at net asset value                    8.10%         --           --          6.15%
----------------------------------------------------------------------------------------------------
     Lehman Brothers Municipal Bond Index*         9.30%       6.51%        8.21%         7.54%**
----------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 4/30/88 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/26/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged but commonly used measure of long-term, investment-grade, tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.

**Index information from 7/31/94 to 4/30/98.

Phoenix California Tax Exempt Bonds, Inc.
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
MUNICIPAL TAX-EXEMPT BONDS--95.6%
CERTIFICATES OF PARTICIPATION/LEASE REVENUE--7.4%
  Anaheim Public Funding Series C 6%, 9/1/16 (FSA Insured)..  AAA          $2,600  $      2,866,500
  Orange County Recovery COP 5.80%, 7/1/16 (MBIA Insured)...  AAA          1,500          1,584,375
  San Francisco Building Authority Civic Center A 6%,
    12/1/09 (AMBAC Insured).................................  AAA          2,000          2,230,000
  San Mateo County Revenue 5.125%, 7/1/18 (MBIA Insured)....  AAA          1,000            992,500
                                                                                   ----------------
TOTAL CERTIFICATES OF PARTICIPATION/LEASE REVENUE................................         7,673,375
                                                                                   ----------------
GENERAL OBLIGATIONS--6.6%
  California State G.O. 5.50%, 4/1/08 (MBIA Insured)........  AAA          1,500          1,605,000
  Central School District G.O. 7.05%, 5/1/16................  A (c)        1,000          1,077,500
  Pomona School District G.O. Series C 5.60%, 8/1/12 (MBIA
    Insured)................................................  AAA          1,500          1,618,125
  Walnut Valley United School District G.O. 0%, 8/1/19 (MBIA
    Insured)................................................  AAA          8,480          2,607,600
                                                                                   ----------------
TOTAL GENERAL OBLIGATIONS........................................................         6,908,225
                                                                                   ----------------
HEALTHCARE--6.6%
  California Health Facilities 7.30%, 11/1/20 (CA Mortgage
    Insurance)..............................................  A+           1,400          1,508,500
  California Health Facilities 6.25%, 7/1/22................  A+           1,500          1,576,875
  Grass Valley Hospital 7.25%, 4/1/19 (CA Mortgage
    Insurance)..............................................  A+           2,000          2,082,920
  San Bernandino School Health Care Series A, Sisters of
    Charity 7%, 7/1/21......................................  AA           1,500          1,646,250
                                                                                   ----------------
TOTAL HEATHCARE..................................................................         6,814,545
                                                                                   ----------------
HOUSING REVENUE--3.5%
  California Housing Financing Agency Series C 7.20%, 8/1/17
    (FHA Insured)...........................................  AA-            550            569,937
  California Housing Financing Agency Series D 7.25%, 8/1/17
    (FHA Insured)...........................................  AA-            510            539,962
  California Housing Financing Agency Series A 7.75%, 8/1/17
    (FHA Insured)...........................................  AA-            330            344,025

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
HOUSING REVENUE--CONTINUED
  L.A. Community Redevelopment Agency Series A 6.55%, 1/1/27
    (AMBAC Insured).........................................  AAA          $2,000  $      2,152,500
                                                                                   ----------------
TOTAL HOUSING REVENUE............................................................         3,606,424
                                                                                   ----------------
PRE-REFUNDED REVENUE--29.3%
  Covina Redevelopment Agency 8.80%, 1/1/08.................  NR           1,200          1,473,000
  Hayward Hospital Revenue
    (St. Rose Hosp.) 10%,
    10/1/04 (d).............................................  AAA            510            601,162
  Huntington Park Redevelopment Agency 8%, 12/1/19 (FHA
    Insured)................................................  AAA          2,400          3,312,000
  L.A. Harbor Department 7.60%, 10/1/18 (d).................  AAA          1,000          1,270,000
  Northern California Hydro Electric 7.50%, 7/1/23 (AMBAC
    Insured)................................................  AAA            195            253,013
  Orange County Water District COP 7%, 8/15/15..............  AAA          1,000          1,081,250
  Pasedena COP 6.75%, 8/1/15................................  AAA (c)      2,000          2,150,000
  Puerto Rico Electric Power 7%, 7/1/21.....................  BBB+         2,500          2,753,125
  Puerto Rico Highway Revenue Pre-refunded Series T 6.625%,
    7/1/18 (d)..............................................  AAA            200            220,500
  Puerto Rico Highway Revenue Refunded Series T 6.625%,
    7/1/18..................................................  A              800            882,000
  Puerto Rico Public Building Series L 6.875%, 7/1/21.......  AAA          3,170          3,522,663
  Redlands COP Series C 7%, 12/1/22 (MBIA Insured)..........  AAA          1,000          1,087,500
  Riverside County 8.625%, 5/1/16 (GNMA Collaterized).......  AAA            700            943,250
  Riverside County 7.80%, 5/1/21 (GNMA Collaterized)........  AAA          4,000          5,255,000
  San Bernandino COP Series B 7%, 8/1/28....................  AAA          2,200          2,422,750
  San Gabriel Valley Schools Financing 7.20%, 7/1/19........  NR           1,200          1,267,500
  Torrance Hospital COP 7.10%, 12/1/15......................  AAA          1,705          1,937,306
                                                                                   ----------------
TOTAL PRE-REFUNDED REVENUE.......................................................        30,432,019
                                                                                   ----------------
TAX REVENUE--10.0%
  Culver City Redevelopment Agency 4.60%, 11/1/20 (AMBAC
    Insured)................................................  AAA          4,500          4,072,500

4                      See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
------------------------------------------------------

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
TAX REVENUE--CONTINUED
  L.A. County Sales Tax 7%, 7/1/19..........................  AA-          $2,500  $      2,634,375
  L.A. County Transit Authority Series A 5%, 7/1/21 (FGIC
    Insured)................................................  AAA          1,500          1,428,750
  San Francisco Redevelopment Agency 4.75%, 8/1/18 (FGIC
    Insured)................................................  AAA          1,100          1,023,000
  San Pablo Redevelopment 5%, 12/1/13 (FGIC Insured)........  AAA          1,250          1,240,625
                                                                                   ----------------
TOTAL TAX REVENUE................................................................        10,399,250
                                                                                   ----------------
TRANSPORTATION REVENUE--1.4%
  Riverside Public Financing Authority 7.80%, 2/1/08........  Baa(c)         360            366,077
  San Francisco Airport Revenue 6.25%, 5/1/10 (FGIC
    Insured)................................................  AAA          1,000          1,093,750
                                                                                   ----------------
TOTAL TRANSPORTATION REVENUE.....................................................         1,459,827
                                                                                   ----------------
UTILITY REVENUE--30.8%
  California Department of Water Resources 5%, 12/1/15......  AA           1,375          1,338,906
  Chino Basin Funding Authority Revenue 5.90%, 8/1/11 (AMBAC
    Insured)................................................  AAA          2,000          2,202,500
  Contra Costa Water District Series G 5.75%, 10/1/14 (MBIA
    Insured)................................................  AAA          3,100          3,293,750
  Delta Diablo Sanitation District 0%, 12/1/16 (MBIA
    Insured)................................................  AAA          1,070            399,913
  Irvine Ranch Water District 8.25%, 8/15/23 (b)............  A+           2,000          2,021,800
  L.A. Wastewater Series D 4.70%, 11/1/17 (FGIC Insured)
    (b).....................................................  AAA          7,000          6,475,000
  MSR Public Power Agency 6.75% 7/1/20 (MBIA Insured).......  AAA          1,500          1,822,500

                                                               STANDARD
                                                               & POOR'S     PAR
                                                                RATING     VALUE
                                                              (UNAUDITED)  (000)        VALUE
                                                              -----------  ------  ----------------
UTILITY REVENUE--CONTINUED
  Metropolitan Water District Series C 5%, 7/1/27...........  AA           $2,500  $      2,378,125
  Puerto Rico Electric Power Authority Series N 6%,
    7/1/10..................................................  BBB+         1,500          1,515,000
  Sacramento Cogeneration Project 6.375%, 7/1/10............  BBB-         1,000          1,083,750
  Sacramento Flood Control Agency 5.375%, 10/1/15 (FGIC
    Insured)................................................  AAA          1,000          1,015,000
  Sacramento Municipal Utility District Series K 5.75%,
    7/1/18 (AMBAC Insured)..................................  AAA          1,500          1,606,875
  San Francisco City & County Public Utility 5%, 11/1/15....  AA-          2,000          1,957,500
  Southern California Public Power Authority 5.50%,
    7/1/20..................................................  A              915            915,000
  Southern California Public Power Series A 4.875%, 7/1/20
    (AMBAC Insured).........................................  AAA          2,000          1,885,000
  Turlock California Irrigation District Revenue Series A
    5.75%, 1/1/18 (MBIA Insured)............................  AAA          2,000          2,052,500
                                                                                   ----------------
TOTAL UTILITY REVENUE............................................................        31,963,119
                                                                                   ----------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
  (Identified cost $91,418,260)..................................................        99,256,784
                                                                                   ----------------
SHORT-TERM OBLIGATIONS--0.4%
COMMERCIAL PAPER--0.4%
  Marsh & McClennan Cos, Inc. 5.52%, 5/1/98.................  A-1+           435            435,000
                                                                                   ----------------
TOTAL SHORT-TERM OBLIGATION
  (Identified cost $435,000).....................................................           435,000
                                                                                   ----------------

TOTAL INVESTMENTS--96.0%
  (Identified cost $91,853,260)..................................................        99,691,784(a)

  Cash and receivables, less liabilities--4.0%...................................         4,182,929
                                                                                   ----------------
NET ASSETS--100.0%...............................................................      $103,874,713
                                                                                   ----------------
                                                                                   ----------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,859,642 and gross depreciation of $21,118 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $91,853,260.
(b)  Segregated as collateral for futures contracts.
(c)  As rated by Moody's Duff & Phelps or Fitch.
(d)  Escrowed to maturity.

   At April 30, 1998, the concentration of the Fund's investments by State, determined as a percentage of total investments, is as follows:
   California 92%, Puerto Rico 7%, Other 1%.

   At April 30, 1998, 58.9% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 16%, AMBAC, 14% and FGIC, 12%.

                       See Notes to Financial Statements                       5

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998



Assets
Investment securities at value
  (Identified cost $91,853,260)                  $ 99,691,784
Cash                                                    2,774
Receivables
 Fund shares sold                                   2,566,682
 Interest                                           1,873,530
                                                 ------------
 Total assets                                     104,134,770
                                                 ------------
Liabilities
Payables
 Variation margin for futures contracts                19,906
 Fund shares repurchased                               25,575
 Dividend distributions                                87,556
 Investment advisory fee                               38,032
 Distribution fee                                      22,130
 Directors' fee                                         9,084
 Transfer agent fee                                     8,944
 Financial agent fee                                    6,720
Accrued expenses                                       42,110
                                                 ------------
 Total liabilities                                    260,057
                                                 ------------
Net Assets                                       $103,874,713
                                                 ============
Net Assets Consist of:
Capital paid in on shares of common stock          95,797,497
Distributions in excess of net investment
  income                                              (87,557)
Accumulated net realized gain                         325,850
Net unrealized appreciation                         7,838,923
                                                 ------------
Net Assets                                       $103,874,713
                                                 ============
Class A
Shares of common stock outstanding, $0.01
  par value,
  250,000,000 shares authorized
  (Net Assets $102,312,278)                         7,800,839
Net asset value per share                        $      13.12
Offering price per share
  $13.12/(1-4.75%)                               $      13.77
Class B
Shares of common stock outstanding, $0.01
  par value,
  250,000,000 shares authorized
  (Net Assets $1,562,435)                             119,015
Net asset value and offering price per share     $      13.13


                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1998



Investment Income
Interest                                      $6,355,714
                                              ----------
  Total investment income                      6,355,714
                                              ----------
Expenses
Investment advisory fee                          488,031
Distribution fee--Class A                        267,674
Distribution fee--Class B                         13,815
Financial agent fee                               82,000
Transfer agent                                    69,528
Printing                                          33,839
Registration                                      25,649
Professional                                      25,553
Directors                                         21,282
Custodian                                         11,876
Miscellaneous                                     15,238
                                              ----------
  Total expenses                               1,054,485
                                              ----------
Net investment income                          5,301,229
                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                1,131,615
Net realized loss on futures contracts          (199,570)
Net change in unrealized appreciation
(depreciation) on investements
                                               3,180,703
                                              ----------
Net gain on investments                        4,112,748
                                              ----------
Net increase in net assets resulting from
  operations                                  $9,413,977
                                              ==========


6                     See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended         Year Ended
                                                 April 30, 1998     April 30, 1997
                                                ----------------   ---------------
From Operations
 Net investment income                           $   5,301,229      $   5,937,898
 Net realized gain                                     932,045          1,037,792
 Net change in unrealized appreciation
  (depreciation)                                     3,180,703           (395,154)
                                                 -------------      -------------
 Increase in net assets resulting from
  operations                                         9,413,977          6,580,536
                                                 -------------      -------------

From Distributions to Shareholders
 Net investment income--Class A                     (5,233,550)        (5,878,203)
 Net investment income--Class B                        (56,307)           (59,695)
 Net realized gains--Class A                          (611,301)          (778,981)
 Net realized gains--Class B                            (7,993)            (9,332)
 Distributions in excess of net investment
  income--Class A                                           --            (20,400)
 Distributions in excess of net investment
  income--Class B                                           --               (207)
                                                 -------------      -------------
 Decrease in net assets from distributions
  to shareholders                                   (5,909,151)        (6,746,818)
                                                 -------------      -------------

From Share Transactions
Class A
 Proceeds from sales of shares (2,752,578
  and 5,230,522 shares, respectively)               36,168,968         67,136,755
 Net asset value of shares issued from
  reinvestment of distributions
  (198,792 and 228,498 shares, respectively)         2,620,648          2,940,319
 Cost of shares repurchased (3,745,317 and
  5,775,597 shares, respectively)                  (49,302,823)       (74,366,195)
                                                 -------------      -------------
Total                                              (10,513,207)        (4,289,121)
                                                 -------------      -------------
Class B
 Proceeds from sales of shares (30,551 and
  32,053 shares, respectively)                         405,480            412,944
 Net asset value of shares issued from
  reinvestment of distributions (2,640 and
  2,791 shares, respectively)                           34,843             35,912
 Cost of shares repurchased (20,974 and
  26,537 shares, respectively)                        (274,134)          (340,933)
                                                 -------------      -------------
Total                                                  166,189            107,923
                                                 -------------      -------------
 Decrease in net assets from share transactions    (10,347,018)        (4,181,198)
                                                 -------------      -------------
 Net decrease in net assets                         (6,842,192)        (4,347,480)
Net Assets
 Beginning of period                               110,716,905        115,064,385
                                                 -------------      -------------
 End of period (including distributions in
  excess of net investment of ($87,557) and
  ($98,929), respectively)                       $ 103,874,713      $ 110,716,905
                                                 =============      =============


                       See Notes to Financial Statements
                                                                              7

Phoenix California Tax Exempt Bonds, Inc.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)


                                                                               Class A
                                               -----------------------------------------------------------------------
                                                                        Year Ended April 30,
                                                   1998           1997           1996           1995           1994
                                               ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period            $  12.72       $  12.77       $  12.63       $  13.03      $  13.64
Income from investment operations
 Net investment income                              0.65           0.66           0.67           0.71          0.80
 Net realized and unrealized gain (loss)            0.47           0.04           0.20           0.05         (0.53)
                                                --------       --------       --------       --------      --------
  Total from investment operations                  1.12           0.70           0.87           0.76          0.27
                                                --------       --------       --------       --------      --------
Less distributions
 Dividends from net investment income              (0.65)         (0.66)         (0.67)         (0.76)        (0.76)
 Distributions in excess of net investment            --             --          (0.01)            --            --
  income
 Distributions from net realized gains             (0.07)         (0.09)         (0.03)         (0.31)        (0.12)
 Distributions in excess of accumulated net
  realized gains                                      --             --          (0.02)         (0.09)           --
                                                --------       --------       --------       --------      --------

  Total distributions                              (0.72)         (0.75)         (0.73)         (1.16)        (0.88)
                                                --------       --------       --------       --------      --------
 Change in net asset value                          0.40          (0.05)          0.14          (0.40)        (0.61)
                                                --------       --------       --------       --------      --------
Net asset value, end of period                  $  13.12       $  12.72       $  12.77       $  12.63       $ 13.03
                                                ========       ========       ========       ========      ========
Total return(1)                                     8.84%          5.56%          6.92%          6.34%         1.80%
Ratios/supplemental data:
Net assets, end of period (thousands)           $102,312       $109,358       $113,806       $117,370      $131,365
Ratio to average net assets of:
 Operating expenses                                 0.96%          0.93%          0.99%          0.93%         0.85%
 Net investment income                              4.90%          5.13%          5.15%          5.63%         5.82%
Portfolio turnover                                     9%            17%            20%            51%           25%


                                                                           Class B
                                               ---------------------------------------------------------------
                                                                                                    From
                                                                                                  Inception
                                                           Year Ended April 30,                  7/26/94 to
                                                   1998          1997            1996              4/30/95
                                               -----------   -----------   ----------------   ----------------
Net asset value, beginning of period            $ 12.73       $ 12.77         $  12.63           $  13.04
Income from investment operations
 Net investment income                             0.56          0.56             0.56(4)            0.48
 Net realized and unrealized gain                  0.46          0.05             0.20               0.01
                                                -------      --------         --------           --------
  Total from investment operations                 1.02          0.61             0.76               0.49
                                                -------      --------         --------           --------
Less distributions
 Dividends from net investment income             (0.55)        (0.56)           (0.56)             (0.50)
 Distributions in excess of net investment
  income                                             --            --            (0.01)                --
 Distributions from net realized gains            (0.07)        (0.09)           (0.03)             (0.31)
 Distributions in excess of accumulated net
  realized gains                                     --            --            (0.02)             (0.09)
                                                -------      --------         --------           --------

  Total distributions                             (0.62)        (0.65)           (0.62)             (0.90)
                                                -------      --------         --------           --------
 Change in net asset value                         0.40         (0.04)            0.14              (0.41)
                                                -------      --------         --------           --------
Net asset value, end of period                  $ 13.13       $ 12.73         $  12.77           $  12.63
                                                =======      ========         ========           ========
Total return(1)                                    8.10%         4.84%            6.10%              4.10%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $ 1,562      $  1,359         $  1,258           $    460
Ratio to average net assets of:
 Operating expenses                                1.71%         1.68%            1.78%              1.55%(2)
 Net investment income                             4.15%         4.37%            4.32%              4.90%(2)
Portfolio turnover                                    9%           17%              20%                51%

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.

8                              See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principals. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (Continued)

$7,302 for Class A shares and deferred sales charges of $8,475 for Class B shares for the year ended April 30, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1998, $33,729 was earned by the Distributor, $247,623 was paid to unaffiliated participants and $137 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 1998, transfer agent fees were $69,528 of which PEPCO retained $20,947, which is net of fees paid to State Street.

     At April 30, 1998, PHL and affiliates held 215 Class A shares and 9,960 Class B shares of the Fund with a combined value of $133,595.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 1998, aggregated $9,745,623 and $20,760,533, respectively. There were no purchases or sales of long-term US Government securities.

     At April 30, 1998, the Fund had entered into futures contracts as follows:



                                 Value of
                     Number     Contracts       Market         Net
                       of          when        Value of     Unrealized
   Description     Contracts      Opened      Contracts    Appreciation
----------------- ----------- ------------- ------------- -------------
U.S. Treasury
Bond
June '98 (Long)       13       $1,562,445    $1,562,844        $399

4. ASSET CONCENTRATION

     There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


TAX INFORMATION NOTICE (Unaudited)

     Exempt-Interest Dividends:
     For federal income tax purposes, 95.9% of the income dividends paid by the Fund qualify as exempt-interest dividends.

     Long-Term Capital Gains:
     For the fiscal year ended April 30, 1998, the fund distributed long-term capital gain dividends as follows:

   28% rate gain distributions                            $50,653
   20% rate gain distributions                           $514,158




      This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS



                                                         [PRICE WATERHOUSE LOGO]

Price Waterhouse LLP



To the Board of Directors and Shareholders of Phoenix California Tax Exempt Bonds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP



Boston, Massachusetts
June 16, 1998

PHOENIX CALIFORNIA
TAX EXEMPT BONDS, INC.

101 Munson Street
Greenfield, Massachusetts 01301

Directors

Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
Timothy M. Heaney, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser

National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Funds
PO Box 2200
Enfield CT 06083-2200



[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS









PXP 742 (6/98)